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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 16, 2005

                     Lehman ABS Corporation, on behalf of:

            CORPORATE BACKED TRUST CERTIFICATES, FORD MOTOR COMPANY
                        NOTE-BACKED SERIES 2003-6 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      001-31645              13-3447441
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(State or Other Jurisdiction          (Commission File       (I.R.S. Employer
     of Incorporation)                    Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                10019
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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The Corporate Backed Trust Certificates, Ford Motor Company Note-Backed Series
2003-6 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National
Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of March 13, 2003.

Item 8.01. OTHER EVENTS

On July 16, 2005 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Ford Motor Company, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on Ford Motor Company please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under Ford Motor Company's Exchange Act file number, 001-03950. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Ford Motor Company may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

    1 Trustee's Distribution Statement to the Corporate Backed Trust Certificates, Ford Motor Company Note-Backed Series 2003-6 Certificate Holders for the period ending July 16, 2005.



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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 16, 2005


                                        Lehman ABS Corporation


                                        By: /s/ Charles M. Weaver
                                                -----------------
                                        Name:   Charles M. Weaver
                                        Title:  Vice President



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                                 EXHIBIT INDEX


Exhibit Number    Description
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      1           Trustee's Distribution Statement to the Corporate Backed
                  Trust Certificates, Ford Motor Company Note-Backed Series
                  2003-6 Certificate Holders for the period ending July 16, 2005



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                                                                   Exhibit 1

                       TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Ford Motor Company Note-Backed
          Series 2003-6
*CUSIP:   21988G270       Class     A-1
          21988GCK0       Class     A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending July 16, 2005.

INTEREST ACCOUNT
----------------

Balance as of   January 16, 2005.....                                    $0.00
        Scheduled Income received on securities.....             $1,000,013.50
        Unscheduled Income received on securities.....                   $0.00

LESS:
        Distribution to Class A-1 Holders.....                  -$1,000,000.00
        Distribution to Class A-2 Holders.....                          -$0.00
        Distribution to Depositor.....                                  -$0.00
        Distribution to Trustee.....                                   -$13.50
Balance as of   July 16, 2005.....                                       $0.00


PRINCIPAL ACCOUNT
-----------------

Balance as of   January 16, 2005.....                                    $0.00
        Scheduled principal payment received on securities.....          $0.00

LESS:
        Distribution to Holders.....                                    -$0.00
Balance as of   July 16, 2005.....                                       $0.00


               UNDERLYING SECURITIES HELD AS OF   July 16, 2005

           Principal
             Amount                            Title of Security
           ----------                          -----------------
          $26,846,000        Ford Motor Company 7.45% GlobLS due July 16, 2031
                             *CUSIP:    345370CA6

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.